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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

   Date of Report (Date of earliest event reported)            July 14, 1998

                       DONALDSON, LUFKIN & JENRETTE, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

           1-6862                                   13-1898818
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  (Commission File Number)             (I.R.S. Employer Identification No.)


  277 Park Avenue, New York, New York                  10172
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(Address of principal executive office)              (Zip Code)

       Registrant's telephone number, including area code: (212) 892-3000



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Item 5.  Other Events

         A press release dated July 14, 1998, issued by Donaldson, Lufkin & Jenrette, Inc., is filed herewith as an exhibit concerning second quarter financial results and the information concerning the Company contained therein is hereby incorporated in its entirety by reference.

         (c) Exhibit

Exhibit 99.1             Press release dated July 14, 1998.